SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 25, 2000


                        GREEN MOUNTAIN POWER CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     VERMONT                                                    03-0127430
(STATE OR OTHER JURISDICTION OF INCORPORATION)
(I.R.S. EMPLOYER  IDENTIFICATION  NUMBER)


                                     1-8291
                             COMMISSION FILE NUMBER


         163  ACORN  LANE,
      COLCHESTER, VERMONT                                           05446
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



                                 (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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Item  5.  Other  Events-Credit  Rating  Changes

     On August 25, 2000, Fitch downgraded the credit ratings of the Company to below investment grade and maintained the ratings on Rating Watch - Negative. A copy of Fitch's press release announcing such ratings downgrades is attached hereto as an Exhibit.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)  and  (b)  --not  applicable
(c)  Exhibits
        99  -  Fitch  Press  Release,  dated  August  25,  2000

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              GREEN MOUNTAIN  POWER  CORPORATION
                                              ----------------------------------
                                              Registrant


                                              By  /s/  Nancy Rowden
                                                --------------------------------
                                              NANCY  ROWDEN  BROCK, VICE
                                              PRESIDENT,  CHIEF  FINANCIAL
                                              OFFICER, TREASURER  AND  CORPORATE
                                              SECRETARY

                                              By  /s/  Robert J. Griffin
                                                --------------------------------
                                              ROBERT  J.  GRIFFIN,  CONTROLLER

DATED:  August 28, 2000


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